Exhibit 99.1

To our Shareholders, In this quarterly newsletter, I will discuss Bank First’s philosophy on growth. Growth is essential for the well-being of any organization. It provides opportunities for advancement for our employees, supports the communities we serve, and provides you with an exceptional return. Our talented team of bankers focuses on organic growth by staying true to our Promise of being a “relationship-based bank focused on providing innovative solutions that are value-driven to the communities we serve.” We grow by expanding or adding one customer relationship at a time without focusing on size. All large banking relationships were once small ones. This requires that we invest in our people, technologies, facilities, and communities. We strive to have the best team of bankers in our markets by giving them opportunities to develop and grow their careers. We invest heavily in our technologies and facilities, so our team has the products and solutions to serve our customers in a welcoming and professional atmosphere. We operate in Wisconsin communities with similar cultures and values. Bank First stays true to its community bank roots by focusing on delivering every banking solution in a value-driven manner. We stick to banking and have developed trusted partnerships with Ansay & Associates, Legacy Private Trust Company, and Merit Financial Advisors to provide peripheral financial services. We are proud to have a 40% ownership stake in Ansay, which offers property insurance, casualty insurance, and employee benefit solutions. Our trusted partners, Legacy and Merit, provide wealth management and fiduciary services, financial services, and retirement plans. In addition, the Bank augments our organic growth with acquisitive growth, having completed five bank mergers since 2017. Our philosophy on acquisitions is aligned with our Promise and organic growth strategies. We seek to partner with other community banks, where our combination allows us to better serve the customers and communities where they are located. Bank First only wants to acquire banks that operate in contiguous communities with similar cultures and values. While we would consider expansions into Minnesota or Michigan, we are not interested in moving into distant markets dissimilar to Wisconsin. We only consider acquiring banks with a service orientation consistent with ours and where we enhance the value to all shareholders. Bank First is well positioned to grow both organically and acquisitively in the future. This starts with having the best team of bankers and providing them with the tools to deliver an exceptional customer experience, including innovative products and services that are value driven. In addition, our continued strong earnings and capital position give us a competitive advantage over our competitors in acquisitions. To continue to be successful, we always measure every opportunity, whether adding a new customer or acquiring a whole bank, to ensure we remain true to our Promise. Michael B. Molepske Chairman and CEO - (920) 652-3202 MESSAGE FROM THE CEO Ticker: BFC www.bankfirst.com CORPORATION NOVEMBER 2024 SHAREHOLDER NEWS MIKE MOLEPSKE Daniel C. “Skip” McConeghy joins Bank First Board of Directors Bank First is pleased to announce that Daniel C. “Skip” McConeghy has been elected to the Board of Directors of Bank First on August 20, 2024, and s u b s e q u e n t l y to the Board of Directors of Bank First Corporation on October 15, 2024. He will be included in the 2024 Proxy Statement for election by shareholders at the Annual Shareholder Meeting in June 2025. McConeghy is Vice President, Chief Accounting and Tax Officer at Johnson Controls, a global leader in smart building technology focused on safety, health, and sustainability. As principal accounting officer, he oversees controllership, SEC reporting, technical accounting, and corporate operations. He also manages the company’s global tax strategy, including financial reporting, controversy management, and compliance. Since joining in 2012, McConeghy has consolidated global tax resources, transformed indirect tax functions, and served on Automotive, Power Solutions, and Tyco integration teams. He was interim controller in 2022 before being named principal accounting officer. Previously, he spent 23 years at PwC as a global tax engagement partner and leader of their US Aerospace and Defense Practice, working with clients such as Boeing, Kimberly Clark, and McDonald’s. His dedication to developing streamlined processes and delivering long-term value makes him a valuable addition to the Board. MCCONEGHY

Total assets for the Company were $4.29 billion at September 30, 2024, up from $4.09 billion at September 30, 2023. Net loans were $3.43 billion, growing $113.6 million on a year-over-year basis. Deposits were $3.48 billion, growing $86.4 million over that same time frame. While deposit balances have remained stable year-over-year, there has been a notable shift from noninterest-bearing to interest-bearing deposits as customers respond to rising interest rates over the past year. As of September 30, 2024, noninterest-bearing demand deposits made up 29.3% of the Bank’s total core deposits, compared to 31.3% at September 30, 2023. Although this percentage has declined compared to the previous year, it remains higher than most peer banks and continues to support Bank First’s strong financial performance. Earnings per share for the nine months ended September 30, 2024, was $4.75, up from $3.86 for the same period of 2023. This increase is primarily driven by the repricing of new and renewed loans in a higher rate environment, along with steady growth in interest-bearing assets. In addition, due to tax legislation in Wisconsin, the effective tax rate decreased from 24.9% for the first three quarters of 2023 to 16.8% through three quarters of 2024. Net interest income before provision for loan losses for the first nine months of 2024 totaled $102.2 million, an increase of $1.7 million from the first nine months of 2023. Provisions for credit losses totaled $0.2 million for the first nine months of 2024, down from $4.2 million for the same period during 2023. The Company’s loan portfolio continued to demonstrate strong asset quality, resulting in a minimal provision expense during the first nine months of 2024. Noninterest income totaled $15.2 million for the nine months ended September 30, 2024, nearly matching $15.7 million during the first nine months of 2023. Service charges and income provided by the Bank’s member interest in Ansay increased $0.7 million and $0.6 million, respectively, for the first nine months of 2024 compared to the same period in 2023. Offsetting these increases, due to the sale of 100% of the Bank’s member interest in UFS, LLC on October 1, 2023, that entity provided no income to the Company during the first three quarters of 2024, compared to income of $2.4 million during the first three quarters of 2023. Negative valuation adjustments to the Bank’s mortgage servicing rights totaling $0.3 million during the first nine months of 2024 also compared unfavorably to $0.5 million in positive valuation adjustments during the first nine months of 2023. Noninterest expense increased by $0.2 million to $59.5 million through the first three quarters of 2024. Data processing expense increased by $0.9 million, or 14.6%, due to project-related costs for upgrading the Bank’s online customer platform and the increased scale from the acquisition of Hometown Bancorp, Ltd. (“Hometown”), completed in February of 2023. Expenses related to the acquisition of Hometown totaled $1.8 million during the first nine months of 2023. The lack of a similar acquisition during the first three quarters of 2024 caused decreases in the areas of postage, stationary, supplies and outside service fees expense period-over-period. Finally, gains on sales and valuations of OREO totaling $0.5 million during the first three quarters of 2024 compared favorably to losses of $0.5 million during the first three quarters of 2023. Total shareholders’ equity increased by $51.6 million to $628.9 million at September 30, 2024, compared to $577.3 million at September 30, 2023. THIRD QUARTER KEVIN LEMAHIEU Chief Financial Officer (920) 652-3362 Quarterly Common Stock Cash Dividend Bank First’s Board of Directors approved a quarterly cash dividend of $0.45 per common share, payable on January 6, 2025, to shareholders of record as of December 23, 2024. Bank First Breaks Ground on New Sturgeon Bay Branch BFC Stock Information Third Quarter 2024 High Trade Price $96.00 Low Trade Price $79.50 Daily Average Trade Volume 26,796 BFC Stock Repurchase Program Bank First has a stock repurchase program under which the Corporation may repurchase shares of outstanding BFC stock. Please contact Shareholder Services at (920) 652-3360 or shareholderservices@bankfirst.com for more information. Stock Repurchase Program Bank First recently celebrated a significant milestone with the groundbreaking of its future branch in Sturgeon Bay, the Bank’s 27th location in Wisconsin. The event brought together representatives from Bank First, Northcentral Construction, RMA Architects, subcontractors, city officials, and members of Destination Sturgeon Bay to commemorate this exciting new development. The new Sturgeon Bay branch at 3854 Old Highway Road, opening in late spring 2025, will feature eco-friendly materials, energy-efficient design, and artwork from local artists, reflecting Bank First’s commitment to sustainability and supporting local talent.

FINANCIAL PERFORMANCE 9/30/2024 9/30/2023 Return on Average Assets (YTD) 1.54% 1.31% Return on Average Equity (YTD) 10.43% 9.55% Full-Time Equivalent Employee (FTE) - period end 364 385 Average Assets per Average FTE $ 11,263 $ 10,670 Dividend Payout Ratio 23% 22% Dividends Per Share (YTD) $ 1.10 $ 0.85 Net Interest Margin (YTD) 3.67% 3.74% Shares Outstanding - period end 10,011,428 10,379,071 9/30/2024 9/30/2023 ASSETS Cash, Cash Equivalents and Fed Funds Sold $ 204,428 $ 75,776 Investment Securities 237,674 256,200 Other Investments 22,567 21,542 Loans, Net 3,425,708 3,312,145 Premises and Equipment 69,710 70,994 Other Assets 334,411 350,862 Total Assets $ 4,294,498 $ 4,087,519 LIABILITIES Deposits $ 3,484,741 $ 3,398,293 Securities Sold Under Repurchase Agreements - 17,191 Borrowed Funds 147,346 70,319 Other Liabilities 33,516 24,387 Total Liabilities $ 3,665,603 $ 3,510,190 Total Shareholder Equity 628,895 577,329 Total Liabilities and Shareholder Equity $ 4,294,498 $ 4,087,519 9/30/2024 9/30/2023 Total Interest Income $ 152,651 $ 133,820 Total Interest Expense 50,412 33,256 Net Interest Income 102,239 100,564 Provision for Loan Losses 200 4,182 Net Interest Income After Provision for Loan Losses 102,039 96,382 Total Other Income 15,167 15,657 Total Operating Expenses 59,481 59,257 Income Before Provision for Income Taxes 57,725 52,782 Provision for Income Taxes 9,702 13,166 Net Income $ 48,023 $ 39,616 Earnings Per Share: Basic $ 4.75 $ 3.89 Earnings Per Share: Diluted $ 4.75 $ 3.89 Consolidated Statements of Financial Condition Key Financial Metrics Consolidated Statements of Income (In Thousands) (In Thousands, Except Per Share Data)

Let’s stay in touch. Follow us! Bank First announces new hires and promotions DAVID RUCKER joined the Bank as Vice President – Retail Banking. David joins Bank First with over 20 years of experience in the banking industry, with a recent focus on mortgage lending, helping make the dream of homeownership a reality for his clients. Dedicated to delivering exceptional customer service, David provides personalized solutions for homebuyers and homeowners. His extensive background will be valuable as he supports the Bank’s new and existing retail customers in Oshkosh and the surrounding communities. David earned a master’s degree in leadership from Marian College in Fond du Lac and a bachelor’s degree in business management from Concordia University. RYAN STREICHER joined the Bank as Internal Audit Officer. Ryan joins Bank First with over 10 years of experience in the banking sector, specializing in audit oversight related to financial reporting, treasury and liquidity management, commercial lending, risk management, and other related functions. In his role at Bank First, Ryan will oversee the transition of the internal audit function to an in-house model. His responsibilities will include building and leading an internal audit team, developing annual audit plans, conducting enterprise risk assessments, and managing risk across the Bank’s various departments. Ryan graduated with a bachelor’s degree in accounting and finance from UW – Green Bay and holds a CPA license. JEFF GAGNON has been promoted to Information Technology Officer. Jeff joined Bank First in 2021 as an IT Specialist and was later promoted to IT Support Supervisor. In his current role, he leads the IT Specialist team, managing the setup and onboarding of IT resources for new employees. Jeff is also responsible for planning, procuring, and implementing IT infrastructure for new branch openings and remodel projects. In his expanded role, he will be more involved in IT audits, ensuring that the Bank’s technology operations remain efficient and compliant. Jeff holds an associate’s degree in IT networking from Lakeshore Technical College. DENISE GOEBEL has been promoted to Business Service Officer. With a banking career spanning 32 years, Denise has been a valued member of the Bank First team since 2010, beginning her journey as Loan Operations Manager and most recently serving as Lead Business Service Representative. In her new role, Denise will provide leadership and mentorship to the Bank’s Business Service Representative team, manage the loan documentation process, and ensure seamless communication between customers, relationship managers, and the Bank’s internal teams. By overseeing the team’s efforts, she will play a key role in maintaining consistency and efficiency in the Bank’s processes while enhancing the overall customer experience. Denise holds a bachelor’s degree in finance from UW - Milwaukee and is a graduate of the Graduate School of Banking in Madison. JULIE LUKER has been promoted to Vice President – Retail Banking. Julie joined the Bank in January 2013 and has been an integral part of the Bank First team, serving in its Appleton and Oshkosh offices. In February 2016, Julie was promoted to Assistant Vice President – Retail Banking. Before joining the Bank, Julie had over 20 years of banking experience, primarily in mortgage origination, branch management, and retail banking roles. Throughout her career, she has consistently demonstrated a commitment to exceptional customer service while building strong relationships with her community, her local team, and the Bank’s retail bankers throughout the state. In her new role, Julie will continue to support the Bank’s new and existing retail customers in Appleton and the surrounding communities. Julie holds a bachelor’s degree in business administration from Marian University and an associate’s degree from UW-Oshkosh. Enhancing Customer Service: New Account Opening Platform Launch RUCKER STREICHER GAGNON GOEBEL LUKER We are excited to announce the successful launch of our new in-branch account opening platform on November 12, 2024. This innovative tool is designed to streamline the account opening process, improving both efficiency and the overall customer experience. By reducing wait times and simplifying the process, we are better positioned to meet customer expectations and drive growth. The platform’s development began in early 2024, and after months of careful planning, rigorous testing, and comprehensive training, it is now fully operational. Frontline staff played a crucial role in shaping the final product through their valuable input during user acceptance testing. With this tool now in place, we are confident it will enhance branch operations and contribute to stronger customer relationships. Looking ahead, we are already working on phase two of the project: digital account opening. Scheduled for launch in April 2025, this next phase will enable customers to open accounts online, further enhancing accessibility and convenience. This investment not only strengthens our customer offerings but also positions us to drive long-term shareholder value. By improving customer engagement and operational efficiency, we are setting the stage for continued growth and success.